EXHIBIT 32.1

CERTIFICATION PURSUANT TO18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TOSECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Discount Dental Materials, Inc. (the "Company") on Form 10-K for the fiscal year ended June 30, 2013as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Eric Clemons, President of the Company, certify, pursuant to 18 U.S.C. section 1350 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: September 30, 2013

                                 By: /s/ ERIC CLEMONS
                                        ___________________________________________
Eric Clemons
President (Principal Executive Officer)

A signed original of this written statement required by Section 906 has been provided to Discount Dental Materials, Inc. and will be retained by Discount Dental Materials, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.